UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2008

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GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-24189	65-0488983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Sierra Rose Drive, Reno NV  89511

(Address of principal executive offices and Zip Code)

(775) 583-4636

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01        Entry into a Material Definitive Agreement

On February 10, 2009, we entered into a debt settlement agreement with The Nevada Agency & Trust Company with respect to the settlement of amounts outstanding for services rendered by Nevada Agency to our company.  Pursuant to the terms of the agreement, we have agreed to issue to Nevada Agency 500,000 restricted shares of common stock in settlement of the debt outstanding.

Item 3.02       Unregistered Sales of Equity Securities

On February 10, 2009, we issued an aggregate of 6,200,000 restricted common shares to nine (9) subscribers for private placements closing between September 15, 2008 and February 8, 2009.  All of the restricted common shares were issued to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On February 10, 2009 we issued an aggregate of 3,500,000 restricted common shares to our directors and officers as consideration for incentive fees.  3,000,000 restricted common shares were issued to three (3) U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.  500,000 were restricted common shares were issued to one (1) non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

On February 10, 2009 we issued an aggregate of 1,500,000 restricted common shares to three (3) members of our advisory board as compensation for services provided as members of the advisory board.  All of the restricted common shares were issued to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On February 10, 2009 we issued an aggregate of 1,500,000 restricted common shares to three (3) consultants of our company as compensation for services provided to our company.  All of the restricted common shares were issued to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

On February 10, 2009, we issued 500,000 restricted common shares at a deemed price of $0.02 per share for payment of services rendered.  All of the securities were issued to one U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description
10.1	Agreement dated February 10, 2009 between our company and The Nevada Agency & Trust Company
10.2	Press Release Dated February 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

By:	/s/ STEPHEN PARENT
Stephen Parent
President and Chief Executive Officer

Date: February 20, 2009